UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Alliance Bancorp, Inc. of Pennsylvania
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[Alliance Bancorp, Inc. of Pennsylvania Logo]

June 13, 2011

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of Alliance Bancorp, Inc. of Pennsylvania.  The meeting will be held at the Llanerch Country Club located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, July 20, 2011 at 10:00 a.m., local time.

At the special meeting, you will be asked to consider and approve the adoption of the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the special meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the special meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Alliance Bancorp, Inc. of Pennsylvania is sincerely appreciated.

Very truly yours,

/s/ Dennis D. Cirucci

Dennis D. Cirucci
President and Chief Executive Officer

ALLIANCE BANCORP, INC. OF PENNSYLVANIA
541 Lawrence Road
Broomall, Pennsylvania 19008
(610) 353-2900

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., local time, Wednesday, July 20, 2011.

PLACE	Llanerch Country Club 950 West Chester Pike Havertown, Pennsylvania

ITEMS OF BUSINESS
(1)       To consider and approve the adoption of the 2011 Stock Option Plan;

(2)       To consider and approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement; and

(3)       To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Alliance Bancorp, Inc. of Pennsylvania common stock of record at the close of business on June 2, 2011 are entitled to vote at the meeting.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Kathleen P. Lynch Kathleen P. Lynch Corporate Secretary

Broomall, Pennsylvania June 13, 2011

PROXY STATEMENT
OF
ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 20, 2011.   This proxy statement as well as driving directions to the special meeting are available on our website at www.allianceanytime.com under the tabs “Stockholder Information - Press Releases and Financial Reports.”

ABOUT THE SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”), the parent holding company of Alliance Bank.  On January 18, 2011, we completed our second-step conversion and the reorganization of Alliance Bank from the mutual holding company structure to the stock holding company structure (the “Conversion and Reorganization”).  Our Board of Directors is soliciting proxies to be used at the special meeting of shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, July 20, 2011 at 10:00 a.m., local time, and any adjournment thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about June 13, 2011.

As a result of the Conversion and Reorganization, Alliance Bancorp became the successor to the former federally chartered “mid-tier” holding company of Alliance Bank also named Alliance Bancorp, Inc. of Pennsylvania.  References to Alliance Bancorp in this proxy statement include, where appropriate, reference to the predecessor company.

What is the purpose of the special meeting?

At our special meeting, shareholders will act upon the matters outlined in the notice of meeting, including the adoption of the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, June 2, 2011, are entitled to vote at the meeting.  On the record date, we had 5,474,437 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted.  Then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the special meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the adoption of the 2011 Stock Option Plan or the 2011 Recognition and Retention Plan if you do not furnish instructions for such proposals.  You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to adopt the 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the special meeting.  Shareholders of record can vote in person at the special meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•
First, you may send a written notice to our Corporate Secretary, Kathleen P. Lynch, Alliance Bancorp, Inc. of Pennsylvania, 541 Lawrence Road, Broomall, Pennsylvania 19008, in advance of the meeting stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy card before the special meeting. Any earlier executed proxies will be revoked automatically.

•	Third, you may attend the special meeting and vote in person. Any earlier executed proxy will be revoked. However, attending the special meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions and “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the adoption of the 2011 Stock Option Plan and FOR the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the special meeting and any adjournment of the special meeting and will not be used for any other meeting.

What vote is required to approve each item?

The affirmative vote of a majority of the total shares outstanding and entitled to vote at the special meeting is required for approval of the proposals to adopt the 2011 Stock Option Plan and to adopt the 2011 Recognition and Retention Plan and Trust Agreement.  Because of the required vote, abstentions and “broker non-votes” will have the same effect as a vote against these proposals.  For the same reason, the failure of any Alliance Bancorp shareholder to vote by proxy or in person at the special meeting will also have the effect of a vote against the proposals to adopt the stock plans.

PROPOSAL TO ADOPT THE 2011 STOCK OPTION PLAN (Proposal One)

General

On May 18, 2011, the Board of Directors adopted the 2011 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Alliance Bancorp as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”).  Options will be available for grant to officers, employees and directors of Alliance Bancorp and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that the Stock Option Plan is in the best interest of Alliance Bancorp and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Alliance Bancorp and Alliance Bank with an exercise price which will not be less than the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

Administration. The Stock Option Plan will be administered and interpreted by a committee appointed by the Board of Directors (the “SOP Committee”).  Such committee currently is comprised of J. William Cotter, Jr., G. Bradley Rainer and R. Cheston Woolard, who also currently serve as the Compensation Committee of the Board of Directors.

Number of Shares Covered by the Stock Option Plan.  A total of 325,842 shares of our common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 4.0% of the shares sold in the Conversion and Reorganization and approximately 6.0% of the currently outstanding shares of our common stock.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Stock Options.  Under the Stock Option Plan, the Board of Directors or the SOP Committee will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Alliance Bancorp’s common stock).

Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant’s employment or service with Alliance Bancorp or any of our subsidiaries is terminated.  Unless the SOP Committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Alliance Bancorp or a subsidiary company because of his death or disability or as of the effective date of a change in control of Alliance Bancorp.

Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee’s employment or service terminates, unless the SOP Committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Alliance Bancorp or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Alliance Bancorp following a change in control without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the three year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee’s lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee’s spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Alliance Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the SOP Committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option.

Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from May 18, 2011, assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Alliance Bancorp at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Alliance Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Alliance Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Alliance Bancorp will recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

Options to be Granted. The Board of Directors of Alliance Bancorp adopted the Stock Option Plan, and it is expected that the SOP Committee will meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Alliance Bancorp and Alliance Bank.  At the present time, no specific determination has been made as to allocation of grants.  The SOP Committee will also consider awarding options to certain non-executive officers and employees of Alliance Bancorp and Alliance Bank.

The Board of Directors recommends that you vote FOR adoption of the 2011 Stock Option Plan.

PROPOSAL TO ADOPT THE 2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Two)

General

On May 18, 2011, the Board of Directors adopted the 2011 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Alliance Bancorp to provide officers, employees and non-employee directors of Alliance Bancorp and Alliance Bank with a proprietary interest in Alliance Bancorp and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Alliance Bancorp and Alliance Bank who are selected by the Board of Directors of Alliance Bancorp or members of the committee appointed by the Board to administer and oversee the Recognition and Retention Plan will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

Administration.  The Recognition and Retention Plan will be administered and interpreted by a committee appointed by the Board of Directors (the “RRP Committee). Such committee currently is comprised of Messrs. Cotter, Rainer and Woolard, who also currently serve as the Compensation Committee of the Board of Directors.  The initial trustees of the Trust established pursuant to the Recognition and Retention Plan will be Dennis D. Cirucci, William E. Hecht and Joseph M. Vetter.

Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Alliance Bancorp will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 218,977 shares of common stock, or 4.0% of the currently outstanding shares of common stock.  It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Alliance Bancorp reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Alliance Bancorp would be dilutive to the voting rights of existing shareholders and to Alliance Bancorp’s book value per share and earnings per share.

Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock, which generally become vested or are earned and distributed at a rate no more rapid than 20% per year, beginning one year from the date of the grant.  As the plan share awards are earned, they are distributed from the Trust to the recipients as shares of our common stock.  However, until such plan share awards  have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

If a recipient terminates employment or service with Alliance Bancorp for reasons other than death, disability or a change in control of Alliance Bancorp, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Alliance Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Alliance Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Alliance Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Alliance Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation.  However, the Board of Directors believes that the likelihood of any impact on Alliance Bancorp from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Alliance Bancorp will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Alliance Bancorp’s compensation expense and will be a factor in determining Alliance Bancorp’s earnings per share on a fully diluted basis.

Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

Shares to be Granted.  The Board of Directors of Alliance Bancorp adopted the Recognition and Retention Plan and the RRP Committee intends to grant shares to executive officers, employees and non-employee directors of Alliance Bancorp and Alliance Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the RRP Committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by Alliance Bancorp or its subsidiaries for services rendered in all capacities during the last two fiscal years to our principal executive officer and our two other highest compensated executive officers. We refer to these individuals as the “named executive officers.”

Name and Principal Position	Year	Salary(1)	Bonus	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Dennis D. Cirucci	2010	$285,577	—	$52,058	$—	$25,979	$363,614
President and Chief	2009	280,327	—	60,951	—	26,493	367,771
Executive Officer
Peter J. Meier	2010	180,615	—	26,343	—	22,955	229,913
Executive Vice	2009	176,269	—	30,662	—	23,047	229,978
President and Chief Financial Officer
William T. McGrath	2010	164,461	—	23,985	—	26,086	214,532
Senior Vice	2009	161,659	—	28,112	—	22,521	212,292
President and Chief Lending Officer

(1)	We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or normal annual compensation review for each of our named executive officers.

(2)	Reflects bonuses for the indicated year which were paid in the next year under Alliance Bancorp’s incentive bonus program.

(3)	None of the named executive officer’s received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(4)
Includes club dues, automobile expenses, allocations under the ESOP, allocations under the 401(k) Plan, with respect to Messrs. Cirucci and Meier, life insurance premiums paid by Alliance Bancorp under the endorsement split dollar agreements with such executive officers and, with respect to Mr. Meier, tax reimbursement related to his supplemental executive retirement plan.

Outstanding Equity Awards at Fiscal Year-End

None of the named executive officers had any outstanding equity awards as of December 31, 2010.

Option Exercises and Stock Vested

None of the named executive officers exercised any outstanding options or had any restricted stock vest during 2010.

Employment Agreements

Alliance Bank has entered into amended employment agreements with Messrs. Cirucci and Meier.  The employment agreements with Messrs. Cirucci and Meier have a term of two years.  The terms are extended annually unless either Alliance Bank or the executive gives notice at least 60 days prior to the annual anniversary date that the agreement shall not be extended.  Under the terms of the employment agreements, the executives receive an initial annual base salary which is reviewed from time to time by the board of directors.  The executives are entitled to participate in Alliance Bank's benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Alliance Bank.  The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after termination by Alliance Bank for cause, as defined, or after voluntary termination by the executive other than for disability, retirement or good reason, as defined in the agreement.  In the event of the officer's termination due to retirement or disability, Alliance Bank will continue to provide life, medical, dental and disability coverage for the remaining term of the agreement.  In the event of the officers' death during the term of the agreement, Alliance Bank will continue to provide medical and dental coverage to the officer's surviving spouse until age 65.

In the event that (1) the executive terminates his or her employment because of failure to comply with any material provision of the employment agreement by Alliance Bank or (2) the employment agreement is terminated by Alliance Bank other than for cause, disability, retirement or death, the executive will be entitled to the payment of two times the executive's average annual compensation, as defined in the agreement, as cash severance.  In addition, the executive would continue to receive benefits under all employee plans for the remainder of the term of the agreement, or until the executive's full time employment with another employer.  In the event that the executive's employment is terminated in connection with a change in control, as defined, for other than cause, disability, retirement or death or the executive terminates his or her employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, the executive will be entitled to a cash severance amount equal to two times his or her average annual compensation, as defined, and the maintenance, as described above, of the employee benefit plans for the remainder of the term of the agreement or until the executive's full-time employment with another employer that provides similar benefits.

A change in control generally is defined in the agreements to include any change in control of Alliance Bank required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 20% or more of Alliance Bank's outstanding voting securities and (ii) a change in a majority of our directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

The agreements with Messrs. Cirucci and Meier also provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code, and such payments will cause the executive officer to incur an excise tax under the Internal Revenue Code, Alliance Bank shall pay the executive officer an amount such that after payment of all federal, state and local income tax and any additional excise tax, the executive will be fully reimbursed for the amount of such excise tax.

Benefit Plans

Retirement Income Plan.  Alliance Bank maintains the Alliance Bank Retirement Income Plan, a non-contributory defined benefit pension plan qualified under the Employee Retirement Income Security Act of 1974, as amended.  Employees became eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, an employee earns one year of eligibility service upon the completion of 1,000 hours of service within a one-year eligibility computation period.  An employee’s first eligibility computation period is the one-year period beginning on the employee’s date of hire.  In June 2008, Alliance Bank closed the Retirement Income Plan to new participants.

The retirement plan provides for a monthly benefit upon a participant’s retirement at the age of 65.  A participant may also receive a benefit on his or her early retirement date, which is the date on which he or she attains age 55, completes ten years of vesting service and such early retirement is approved by the Board.  Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the retirement plan.  Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Supplemental Executive Retirement Plan. Alliance Bank currently maintains a supplemental executive retirement plan for Messrs. Cirucci and Meier.  The supplemental retirement plan provides supplemental annual payments for the life of the participant commencing upon retirement.  The supplemental annual payments under this plan are $108,261 and $72,263 for Messrs. Cirucci and Meier, respectively.  If an executive has less than 18 years of service at the time of retirement, the annual payments are pro-rated.  Messrs. Cirucci and Meier had 27 and 15 years of service, respectively, at December 31, 2010.

Endorsement Split Dollar Agreements. Alliance Bank has purchased insurance policies on the lives of Messrs. Cirucci and Meier, and has entered into endorsement split dollar agreements with each of those officers. Under the agreements with the named executive officers, upon an officer's death while he or she is employed by Alliance Bank or after a termination of employment, the death benefits under the insurance policies on the officer's life in excess of the cash surrender value will be paid to the officer's beneficiary.  Alliance Bank will receive the full cash surrender value, which is expected to reimburse Alliance Bank in full for its life insurance investment.

The endorsement split dollar agreements may be terminated at any time by Alliance Bank.  Upon termination, Alliance Bank may surrender the policy and collect the cash surrender value, substitute a new officer under the policy or, with the officer's consent, transfer the policy to the officer.

Incentive Bonus Program. Alliance Bancorp has maintained a practice of paying incentive cash bonuses based on specific performance criteria as set forth in its annual budget.  Target bonuses, expressed as a percentage of salary and category weights assigned to each performance component, are set by the board of directors based on recommendations by the Compensation Committee.  The Compensation Committee uses various outside sources such as salary surveys and other statistical data in setting the target incentive rate. Individual components are reviewed annually along with the target bonus amounts.  The weights assigned to each performance category may be adjusted from year to year to challenge the executives in the areas considered by the board of directors to be more important.  Performance payments are capped at 120% of performance category and no bonuses are paid for a performance category unless 60% of the targeted goal is met.

For 2010, the incentive bonus program components consisted of budgeted targets for net income, net interest income, noninterest income, noninterest expense, deposit growth and loan production.  Each program component was assigned a weight factor and the actual bonus assigned to that component was driven by the percent by which the target was exceeded or missed.  The target bonus for 2010 was 25.0% of the chief executive officer’s salary and 20.0% of an executive’s salary and the actual bonus paid for 2010 was 18.23% for the chief executive officer and 14.58% of each of the other named executive officers.

Director Compensation

During the year ended December 31, 2010 each non-employee member of the Board of Directors of Alliance Bancorp received $900 for each meeting attended.  In addition, Mr. Hecht, as Chairman of the Board, received an annual retainer of $60,000 and each non-employee director, including Mr. Hecht, received an annual retainer of $12,000.  The committee chairman and non-employee board members received an additional fee of $600 and $500, respectively, for each committee meeting attended in 2010, except that the chairman of the audit committee received $750 for each meeting attended.  The Chairman of the Board receives no committee fees.

The table below summarizes the total compensation paid to our non-employee directors for the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	All Other Compensation(1)		Total

James S. Carr (2)	$19,800	$900		$20,700
J. William Cotter, Jr.	30,400	1,800		32,200
Timothy E. Flatley	28,100	1,800		29,900
William E. Hecht	85,100	135,569	(3)	220,669
John A. Raggi (4)	27,600	1,800		29,400
G. Bradley Rainer	31,100	1,800		32,900
Philip K. Stonier	31,600	1,800		33,400
R. Cheston Woolard	26,300	1,800		28,100

(1)	Includes an allocation to each non-employee director of $1,800 under the Directors’ Retirement Plan.
(2)	Mr. Carr resigned as a director in June 2010.
(3)
Includes the annual payment of $104,016 pursuant to Mr. Hecht’s supplemental executive retirement plan, post-retirement health insurance premiums of $14,526, life insurance premiums, club dues and automobile expenses.

(4)	Mr. Raggi no longer serves as a director due to his death in April 2011.

Directors’ Retirement Plan.  Alliance Bancorp maintains the Directors’ Retirement Plan and Trust Agreement (the “Directors’ Retirement Plan”) in order to provide retirement benefits to non-employee directors who have provided expertise in enabling Alliance Bancorp and Alliance Bank to experience successful growth and development.

Each current and future non-employee member of the board of directors of Alliance Bancorp and Alliance  Bank is eligible to participate in the Directors’ Retirement Plan, which provides directors with an accrued benefit in an amount equal to the number of months served as a director multiplied by $150.  For purposes of determining a director’s accrued benefit, months of service prior to the adoption of the Directors’ Retirement Plan were recognized.  The Directors’ Retirement Plan provides that trust may be used to fund its obligations.  The amount of the retirement benefit actually received under the Directors’ Retirement Plan shall equal the value of the investments on behalf of such individual as reflected in his account balance.

Under the Directors’ Retirement Plan Trust, the trustee is given limited investment choices.  Specifically, the trustee may invest trust assets in common stock of Alliance Bancorp, interest bearing accounts at Alliance Bank, including certificates of deposit with Alliance Bank, U.S. governmental securities and agencies thereof and funds that invest in such securities.  The trust also allows the trustee to establish investment options consistent with the foregoing investment authority which Alliance Bancorp may provide to its directors so that they may express their investment preferences.  The trustee, however, retains ultimate investment authority over trust assets.  The trustee is an independent third party trustee with respect to Alliance Bancorp.

A director shall receive his retirement benefit in the form of a lump sum payment on his retirement date, which is the first day of the quarter following the date of his retirement from service as a member of the board of directors.  The Directors’ Retirement Plan provides that if a director dies prior to his retirement date, the director’s retirement benefit shall be paid to the director’s designated beneficiary, and in the absence of such designated beneficiary, to the director’s estate.

Retirement Agreement.  Alliance Bank entered into a Retirement Agreement with William E. Hecht, the former chief executive officer of Alliance Bank.  The terms of the retirement agreement provide that Alliance Bank will maintain $300,000 in life insurance coverage until age 85, provide Mr. Hecht and his spouse with medical coverage to age 65 unless he should obtain other employment which provides similar medical coverage.  In addition, so long as Mr. Hecht serves as Chairman of the Board of Directors, Alliance Bank will continue to provide certain perquisites, including an office at Alliance Bank's headquarters, club membership, an automobile and other benefits.

Related Party Transactions and Indebtedness of Management

Alliance Bancorp's policy provides that all loans made by Alliance Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.  As of December 31, 2010, Alliance Bancorp's directors and executive officers or their affiliates had loans outstanding totaling $1.1 million in the aggregate.  All such loans were made by Alliance Bank in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Alliance Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.  However, a $6.1 million land and development loan for a mixed use commercial real estate project located in Bradenton, Florida, which was originated by Alliance Bank in July 2008 to an entity affiliated with James Carr, a former director of Alliance Bancorp, was placed on non-accrual status during the first quarter of 2010.

Under Alliance Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC's rules.  To the extent such transactions are ongoing business relationships with Alliance Bancorp or Alliance Bank, such transactions shall be reviewed annually and such relationships shall be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms' length.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 2, 2011, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the  “Exchange Act”), who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock of Alliance Bancorp, (ii) the directors of Alliance Bancorp, (iii) the named executive officers of Alliance Bancorp who are not directors, and (iv) all directors and executive officers of Alliance Bancorp as a group.

Beneficial Owner	Amount and Nature of Beneficial Ownership at June 2, 2011(1)		Percent of Class

Joseph Stilwell 26 Broadway, 23rd Floor New York, New York 10004	534,027	(2)	9.8%

PL Capital Group 20 East Jefferson Avenue, Suite 22 Naperville, Illinois 60540	521,040	(3)	9.5

Ithan Creek Master Investors (Cayman) L.P. c/o Wellington Management Company, LLP 280 Congress Street Boston, Massachusetts 02210	365,100	(4)	6.7

Firefly Value Partners, LP 551 Fifth Avenue, 36th Floor New York, New York 10176	310,000	(5)	5.7

Directors:
Dennis D. Cirucci	51,778	(6)	*
J. William Cotter, Jr.	29,056	(7)	*
Timothy E. Flatley	6,871	(8)	*
William E. Hecht	55,245	(9)	1.0
Peter J. Meier	30,789	(10)	*
G. Bradley Rainer	9,140	(11)	*
Philip K. Stonier	6,102	(12)	*
R. Cheston Woolard	5,507	(13)	*

Named Executive Officers who are not Directors:
William T. McGrath	2,549	(14)	*

All Directors and Executive Officers as a Group (10 persons)	209,898	(15)	3.8

*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)
According to filings under the Exchange Act, the shares are beneficially owned by Joseph Stilwell, including shares held in the name of following members of a group: Stilwell Value Partners VI, L.P. (“Stilwell Value Partners VI”); Stilwell Associates, L.P. (“Stilwell Associates”); Stilwell Partners, L.P. (“Stilwell Partners”); and Stilwell Value LLC (“Stilwell Value LLC”), the general partner of Stilwell Value Partners VI and Stilwell Associates; and Joseph Stilwell as the managing member and owner of more than 99% of the equity in Stilwell Value LLC, as well as the general partner of Stilwell Partners.

(3)
According to filings under the Exchange Act, PL Capital Group consists of the following persons and entities which share beneficial ownership of certain of the shares:  Financial Edge Fund, LP (“Financial Edge Fund”); Financial Edge-Strategic Fund, LP (“Financial Edge Strategic”); PL Capital Focused Fund, L.P. (“Focused.Fund”); PL Capital, LLC (“PL Capital”), general partner of Financial Edge Fund, Financial Edge Strategic and Focused Fund; PL Capital Advisors, LLC (“PL Capital Advisors”), the investment advisor to Financial Edge Fund, Financial Edge Strategic, Focused Fund and Goodbody/PL LP; Goodbody/PL Capital, LP (“Goodbody/PL LP”); Goodbody/PL Capital LLC (“Goodbody/PL LLC”), general partner of Goodbody/PL LP; John W. Palmer, as managing member of PL Capital, PL Capital Advisors and Goodbody/PL LLC and individually;  Richard Lashley, as a managing member of PL Capital, PL Capital Advisors and Goodbody/PL LLC, individually, as trustee of the Caitlin Anne Lashley 2010 Trust, as trustee of the Danielle Morgan Lashley 2010 Trust and as  holder of certain discretionary authority over an account held by Dr. Robin Lashley, his sister; Caitlin Anne Lashley 2010 Trust;  Danielle Morgan Lashley 2010 Trust; and Dr. Robin Lashley, individually.

(4)
According to filings under the Exchange Act, the shares are beneficially owned by Ithan Creek Master Investors (Cayman) L.P. (“Ithan Creek”) and Wellington Hedge Management, LLC, which is the sole general partner of Ithan Creek.

(5)
According to filings under the Exchange Act, the shares are beneficially owned by FVP Master Fund, L.P. (“FVP Master Fund”); Firefly Value Partners, LP (“Firefly Partners”), which serves as the investment manager of FVP Master Fund; FVP GP, LLC (“FVP GP”), which serves as the general partner of FVP Master Fund; Firefly Management Company GP, LLC (“Firefly Management”), which serves as the general partner of Firefly Partners; and Messrs. Ryan Heslop and Ariel Warszawski, the managing members of FVP GP and Firefly Management.  All of the indicated shares are directly owned by FVP Master Fund. Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share voting and dispositive power over the shares with FVP Master Fund, but disclaim beneficial ownership with respect to any shares not directly owned by such person.

(6)	Includes 16,533 shares held in the ESOP and 35,245 shares held in Alliance Bancorp’s Profit Sharing and 401(k) Plan (the “401(k) Plan”).

(7)
Includes 860 shares held for Mr. Cotter's children under the Pennsylvania Uniform Gift to Minors Act, 542 shares held in a simplified employee pension program, 4,657 shares held in an IRA for the benefit of Mr. Cotter, 7,742 shares held in the trust established pursuant to the Directors' Retirement Plan, 1,721 shares held in Mr. Cotter's family living trust, 542 shares held in an IRA for the benefit of Mrs. Cotter and 9,993 shares held jointly with Mrs. Cotter.

(8)
Includes 1,270 shares held jointly with Mr. Flatley's spouse, 4,657 shares held in an IRA for the benefit of Mr. Flatley and 944 shares held in the trust established pursuant to the Directors' Retirement Plan.

(9)	Includes 14,127 shares held in the ESOP, 935 shares held in the trust established pursuant to the Directors' Retirement Plan and 40,184 shares held jointly with Mr. Hecht's spouse.

(10)	Includes 2,258 shares held jointly with Mr. Meier's spouse, 9,896 shares held in the ESOP and 18,635 shares held in the 401(k) Plan.

(11)
Includes 590 shares held jointly with Mr. Rainer's spouse, 1,721 shares held by Mr. Rainer's spouse, 5,643 shares held in an IRA for the benefit of Mr. Rainer and 1,186 shares held in the trust established pursuant to the Directors' Retirement Plan.

(12)
Includes 1,500 shares held jointly with Mr. Stonier’s daughter, 1,721 shares held in an IRA for the benefit of Mr. Stonier and 1,241 shares held in the trust established pursuant to the Directors' Retirement Plan.

(13)	Includes 3,456 shares held jointly with Mr. Woolard's spouse and 1,052 shares held in the trust established pursuant to the Directors' Retirement Plan.

(14)	Includes 1,050 shares held in the ESOP for the benefit of Mr. McGrath and 1,500 shares held in the 401(k) Plan.

(15)
Includes, in the case of all directors and executive officers of Alliance Bancorp a group, 48,325 shares of common stock which are held in the ESOP, 61,359 shares of common stock held in the Profit Sharing and 401(k) Plan and 13,100 shares of common stock held in the Directors' Retirement Plan, which have been allocated to the accounts of participating employees.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of shareholders of Alliance Bancorp, which is expected to be held in April 2012, must be received at the main office of Alliance Bancorp no later than November 21, 2011.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Alliance Bancorp’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.10 of our bylaws, which provides for advance written notice by a shareholder for any new business to be considered at an annual meeting.  A shareholder's notice must be delivered to or mailed and received at our principal executive offices not later than 120 days prior to the anniversary date of the mailing of proxy materials in connection with the immediately preceding annual meeting of shareholders.  For the next annual of shareholders expected to be held in April 2012, notice must be received by November 21, 2011.   The shareholders notice must contain all of the information required by Section 2.10 of the bylaws in order to be considered at the annual meeting.

OTHER MATTERS

Management is not aware of any business to come before the special meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Alliance Bancorp.  Alliance Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Alliance Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Alliance Bancorp may solicit proxies personally or by telephone without additional compensation. We have also engaged Eagle Rock Proxy Advisors, LLC, a professional proxy solicitation firm, to assist in the solicitation of proxies.  Such firm will be paid a fee of $5,000, plus reimbursement of out-of-pocket expenses.

Appendix A

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

2011 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”) hereby establishes this 2011 Stock  Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01        “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02        “Bank” means Alliance Bank, the wholly owned subsidiary of the Corporation.

3.03        “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee’s surviving spouse, if any, or if none, his or her estate.

3.04        “Board” means the Board of Directors of the Corporation.

3.05        “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06        “Code” means the Internal Revenue Code of 1986, as amended.

3.07        “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08        “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09        “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10        “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11        “Effective Date” means the date upon which the Board adopts this Plan.

3.12        “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13        “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15        “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.16        “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

3.17        “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.18        “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.19        “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.20        “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.21        “Option” means a right granted under this Plan to purchase Common Stock.

3.22        “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.23        “OTS” means the Office of Thrift Supervision.

3.24        “Retirement” means:

(a)           A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Corporation’s Employee Stock Ownership Plan (“ESOP”) or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under  the ESOP, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

(b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

3.25        “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

3.26        “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01        Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee’s tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

4.02        Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03        Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

4.04        Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05        Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06        Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07        No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01        Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 325,842.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

6.02        Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01        Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02        Option Exercise Price.

(a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

(b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

8.03        Vesting and Exercise of Options.

(a)           General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee’s employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

(b)           Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

8.04        Duration of Options.

(a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In no event shall an Option be exercisable more than ten (10) years after its date of grant.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)           Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (five year term for options subject to Section 8.09(b)) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the three (3) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

(c)           Required Regulatory Provision.  Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit any Options granted hereunder in the event that the Bank becomes critically undercapitalized (as defined in 12 C.F.R. §565.4 or any successor thereto), is subject to OTS enforcement action or receives a capital directive from the OTS under 12 C.F.R. §565.7.

8.05        Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant’s spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06        Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07        Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

8.08        Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09        Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

9.01        General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

9.02        Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation’s capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

12.01      Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

12.02      Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee’s delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

13.01      Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

13.02      Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Company.

ARTICLE XV
MISCELLANEOUS

To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

Appendix B

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

2011 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

1.01        Alliance Bancorp, Inc. of Pennsylvania (the “Corporation”) hereby establishes the 2011 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2011 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

1.02        The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

3.01        “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

3.02        “Bank” means Alliance Bank, the wholly owned subsidiary of the Corporation.

3.03        “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his or her estate.

3.04        “Board” means the Board of Directors of the Corporation.

3.05        “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

3.06        “Code” means the Internal Revenue Code of 1986, as amended.

3.07        “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

3.08        “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09        “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

3.10        “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

3.11        “Effective Date” means the day upon which the Board adopts this Plan.

3.12        “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.13        “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

3.14        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.15        “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.16        “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

3.17        “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

3.18        “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

3.19        “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

3.20        “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

3.21        “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01        Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

4.02        Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

4.03        Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation or Bylaws or the Bank’s Charter or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

4.04        Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

4.05        Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

4.06        Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

4.07        No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

5.01        Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

5.02        Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust’s assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 218,977 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

6.01        Awards.  Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

6.02        Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

6.03        Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

7.01        Earning Plan Shares; Forfeitures.

(a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

(b)           Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient’s last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

7.02        Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

7.03        Distribution of Plan Shares.

(a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

(c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

(d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

7.04        Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

7.05        Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

8.01        Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

8.02        Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

(e)           To employ brokers, agents, custodians, consultants and accountants.

(f)           To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

(g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

8.03        Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

8.04        Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

8.05        Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

9.01        Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

9.02        Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

9.03        Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

9.04        Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

9.05        Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the Commonwealth of Pennsylvania.

9.06        Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation’s shareholders.

9.07        Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

9.08        Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 18 day of May 2011.

ALLIANCE BANCORP, INC. OF		TRUSTEES:
PENNSYLVANIA

By:	/s/ Dennis D. Cirucci	By:	/s/ Dennis D. Cirucci
	Dennis D. Cirucci		Dennis D. Cirucci
	President and Chief Executive Officer		Trustee

		By:	/s/ William E. Hecht
William E. Hecht
Trustee

		By:	/s/Joseph M. Vetter
Joseph M. Vetter
Trustee

ALLIANCE BANCORP, INC. OF PENNSYLVANIA	REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCE BANCORP, INC. OF PENNSYLVANIA (THE “COMPANY”) FOR USE ONLY AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2011 AND ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Special  Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on July 20, 2011, at 10:00 a.m., local time, and at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.	Proposal to approve the adoption of the 2011 Stock Option Plan.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

2.	Proposal to approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the approval of the 2011 Stock Option Plan and FOR the approval of the 2011 Recognition and Retention Plan and Trust Agreement.

The shares of common stock of Alliance Bancorp, Inc. of Pennsylvania will be voted as specified.  If not otherwise specified, this Proxy will be voted for the approval of the 2011 Stock Option Plan and for the approval of the 2011 Recognition and Retention Plan and Trust Agreement.  You may revoke this Proxy at any time prior to the time it is voted at the Special Meeting.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of Alliance Bancorp, Inc. of Pennsylvania called for July 20, 2011, and the accompanying Proxy Statement prior to the signing of this Proxy.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

.........................................................................................................................................................................
▲           Detach above card, sign, date and mail in postage paid envelope provided.           ▲

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 20, 2011.   The Proxy Statement as well as driving directions to the Special Meeting are available on our website at www.allianceanytime.com under the tabs “Stockholder Information - Press Releases and Financial Reports.”

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

June 13, 2011

TO:	Participants in the Employee Stock Ownership Plan and the Profit Sharing and 401(k) Plan of Alliance Bancorp, Inc. of Pennsylvania

Enclosed please find materials for you to provide voting instructions as a shareholder of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) in connection with our upcoming Special Meeting of Shareholders because you have shares of common stock of Alliance Bancorp allocated to your account under the Employee Stock Ownership Plan (the “ESOP”) and/or the Profit Sharing and 401(k) Plan (the “401(k) Plan”). I hope   you will take advantage of the opportunity to direct the manner in which the shares of common stock allocated to your accounts under these plans will be voted at the Special Meeting.

A copy of the Proxy Statement, which describes the matters to be voted upon at the Special Meeting, may be viewed online at www.allianceanytime.com/downloads/proxystatement2011special.pdf.   Enclosed with this letter is a voting instruction ballot, which will permit you to vote the shares allocated to your account(s) in the plans.  After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the plans by marking, dating, signing and returning the enclosed voting instruction ballot(s) to Joseph Vetter by June 30, 2011, who will tabulate the votes for the Trustees of the plans. The Trustees will certify the totals for the purpose of having those shares voted at the Special Meeting.  You may request a paper copy of the Proxy Statement by contacting Kathy Lynch at (610) 359-6907 or by email at klynch@alliancebk.com.

We urge each of you to vote, as a means of participating in the governance of the affairs of Alliance Bancorp.  If your voting instructions for the plans are not received, the shares allocated to your accounts will not be voted.  Please note the enclosed material relates only to those shares which have been allocated to your accounts under these plans.  You will receive other voting material for those shares owned by you individually and not under these plans.

In closing, I hope you will vote in the manner recommended by the board of directors, but even more importantly I encourage you to exercise your right to vote in whatever manner you deem appropriate.

Sincerely,

/s/ Dennis D. Cirucci

Dennis D. Cirucci

ALLIANCE BANCORP, INC. OF PENNSYLVANIA
SPECIAL MEETING OF SHAREHOLDERS
VOTING INSTRUCTION BALLOT
EMPLOYEE STOCK OWNERSHIP PLAN

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust (“ESOP”) of Alliance Bancorp, Inc. of Pennsylvania  (“Alliance Bancorp”) to vote, as designated below, all the shares of common stock of Alliance Bancorp allocated to his or her account under the ESOP as of June 2, 2011, at the Special Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, July 20, 2011 at 10:00 a.m., local time, and any adjournment thereof.

1.	Proposal to approve the adoption of the 2011 Stock Option Plan.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

2.	Proposal to approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the approval of the 2011 Stock Option Plan and FOR the approval of the 2011 Recognition and Retention Plan and Trust Agreement.

Dated:____________________

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the approval of the 2011 Stock Option Plan and for the approval of the 2011 Recognition and Retention Plan and Trust Agreement.    If you do not return this card, the shares allocated to your account in the ESOP will not be voted.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA
SPECIAL MEETING OF SHAREHOLDERS
VOTING INSTRUCTION BALLOT
PROFIT SHARING AND 401(k) PLAN

The undersigned hereby instructs the Trustee of the Profit Sharing and 401(k) Plan (“401(k) Plan”)  of Alliance Bancorp, Inc. of Pennsylvania  (“Alliance Bancorp”) to vote, as designated below, all the shares of common stock of Alliance Bancorp allocated to his or her account under the 401(k) Plan as of June  2, 2011, at the Special Meeting of Shareholders to be held at the Llanerch Country Club, located at 950 West Chester Pike, Havertown, Pennsylvania, on Wednesday, July 20, 2011 at 10:00 a.m., local time, and any adjournment thereof.

1.	Proposal to approve the adoption of the 2011 Stock Option Plan.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

2.	Proposal to approve the adoption of the 2011 Recognition and Retention Plan and Trust Agreement.

☐         FOR                    ☐         AGAINST                    ☐         ABSTAIN

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the approval of the 2011 Stock Option Plan and FOR the approval of the 2011 Recognition and Retention Plan and Trust Agreement.

Dated:____________________

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the approval of the 2011 Stock Option Plan and for the approval of the 2011 Recognition and Retention Plan and Trust Agreement.    If you do not return this card, the shares allocated to your account in the 401(k) Plan will not be voted.